EXHIBIT 99.1

NEWS RELEASE

Contact:	Deric Eubanks	Jordan Jennings	Joseph Calabrese
	Chief Financial Officer	Investor Relations	Financial Relations Board
	(972) 490-9600	(972) 778-9487	(212) 827-3772

BRAEMAR HOTELS & RESORTS PROVIDES BUSINESS UPDATE

Completes Forbearance Agreement on Hilton Hotel Joint Venture Loan
DALLAS, September 24, 2020 - Braemar Hotels & Resorts Inc. (NYSE: BHR) (the “Company” or “Braemar”) today provided an update on its hotel operations. The table provided in this release includes monthly operating information for the Company’s portfolio since April. These results include days the hotels and resorts were open and operating during the months presented.
BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
MONTHLY OPERATING INFORMATION
(unaudited)

All hotels operating in the month	April	May	June	July	August
Resort
Number of hotels	1	2	8	8	8
Number of rooms	266	660	1,487	1,487	1,487
Room nights available	7,980	9,428	35,745	46,097	46,097
Occupancy	6.3%	13.0%	30.1%	51.7%	50.4%
Average daily rate	$314.49	$338.68	$334.23	$384.44	$350.52
RevPAR	$19.90	$43.90	$100.73	$198.65	$176.64
Hotel EBITDA (in thousands)	$(397)	$202	$(1,218)	$3,589	$1,507

Urban
Number of hotels	1	1	3	3	4
Number of rooms	499	499	1,275	1,275	1,825
Room nights available	14,970	15,469	25,436	39,525	46,125
Occupancy	7.7%	6.9%	10.1%	19.9%	14.0%
Average daily rate	$145.68	$147.73	$147.18	$164.58	$166.26
RevPAR	$11.17	$10.23	$14.89	$32.74	$23.23
Hotel EBITDA (in thousands)	$(370)	$(290)	$(1,545)	$(937)	$(1,017)

All
Number of hotels in operation	2	3	11	11	12
Number of rooms in operation	765	1,159	2,762	2,762	3,312
Room nights available	22,950	24,897	61,181	85,622	92,222
Occupancy	7.2%	10.4%	20.9%	37.0%	30.3%
Average daily rate	$197.25	$283.75	$292.43	$329.88	$303.75
RevPAR	$14.21	$29.40	$61.10	$122.06	$92.10
Hotel EBITDA - operating hotels (in thousands)	$(767)	$(88)	$(2,763)	$2,652	$490
Hotel EBITDA - suspended hotel operations (in thousands)	$(5,326)	$(4,976)	$(1,883)	$(1,283)	$(660)
Hotel EBITDA - all hotels (in thousands)	$(6,093)	$(5,064)	$(4,646)	$1,369	$(170)

(1)	The above information, excluding Hotel EBITDA, does not include the operations of ten condominium units not owned by the Lake Tahoe Ritz-Carlton.

(2)	See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA

The Company also announced that it has signed a forbearance agreement on its mortgage loan on the Capital Hilton and Hilton La Jolla Torrey Pines. Both properties are currently operational, with the Capital Hilton reopening to guests on August 20th after a temporary suspension of operations due to lack of demand as a result of governmental closure orders. The forbearance agreement allows the Company to defer interest on the loan for a period of six months through the September payment date. The forbearance agreement also allows the Company to utilize lender and manager-held reserve accounts, which are included in restricted cash on the Company’s balance sheet, in order to fund operating shortfalls at the hotels.
Additionally, the Company has signed an agreement allowing it to utilize lender and manager-held reserve accounts to fund operating shortfalls for its mortgage loan on the Chicago Sofitel Magnificent Mile, Courtyard San Francisco Downtown, Seattle Marriott Waterfront and The Notary Hotel.
“We are happy to announce our recent property performance and the signing of these agreements,” commented Richard J. Stockton, Braemar’s President and Chief Executive Officer. “With these agreements in place, we are now out of default on all of our loans, and our present intention is to remain current on these obligations going forward. The cooperation we achieved with our lenders has given us the necessary time needed for our portfolio’s recovery to commence. We reached an important milestone in July, achieving positive Hotel EBITDA across our portfolio, driven by the strong occupancy performance of over 50% at our leisure properties for the month. As our portfolio continues to benefit from its focus on leisure demand, and with the flexibility we have agreed with our lenders, we have in place the appropriate runway to get back to positive cash flow.”
* * * * *
Braemar Hotels & Resorts is a real estate investment trust (REIT) focused on investing in luxury hotels and resorts.
Ashford has created an Ashford App for the hospitality REIT investor community. The Ashford App is available for free download at Apple’s App Store and the Google Play Store by searching “Ashford.”

Certain statements and assumptions in this press release contain or are based upon "forward-looking" information and are being made pursuant to the safe harbor provisions of the federal securities regulations. When we use the words "will likely result," "may," "anticipate," "estimate," "should," "expect," "believe," "intend," or similar expressions, we intend to identify forward-looking statements. Such statements are subject to numerous assumptions and uncertainties, many of which are outside Braemar’s control.

These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: the impact of COVID-19 on our business and investment strategy; anticipated or expected purchases or sales of assets; our projected operating results; completion of any pending transactions; our ability to obtain future financing arrangements or restructure existing property level indebtedness; our understanding of our competition; market trends; projected capital expenditures; and the impact of technology on our operations and business. Such forward-looking statements are based on our beliefs, assumptions, and expectations of our future performance taking into account all information currently known to us. These beliefs, assumptions, and expectations can change as a result of many potential events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity, results of operations, plans, and other objectives may vary materially from those expressed in our forward-looking statements. You should carefully consider this risk when you make an investment decision concerning our securities. These and other risk factors are more fully discussed in Braemar’s filings with the Securities and Exchange Commission.

The forward-looking statements included in this press release are only made as of the date of this press release. The Company can give no assurance that these forward-looking statements will be attained or that any deviation will not occur. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations or otherwise.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Month Ended April 30, 2020
	Capital Hilton Washington D.C.	La Jolla Hilton Torrey Pines	Chicago Sofitel Magnificent Mile	Bardessono Hotel & Spa	Key West Pier House Resort	Hotel Yountville	Park Hyatt Beaver Creek	The Notary Hotel	San Francisco Courtyard Downtown	Sarasota Ritz-Carlton	Lake Tahoe Ritz-Carlton	Seattle Marriott Waterfront	St. Thomas Ritz-Carlton	Hotel Total
Net income (loss)	$(1,415)	$(1,036)	$(1,098)	$(926)	$(799)	$(624)	$(977)	$(1,092)	$(1,788)	$(1,245)	$(902)	$(614)	$(1,140)	$(13,656)
Interest income	—	(2)	—	—	—	—	—	—	(1)	(2)	—	(2)	—	(7)
Interest expense	—	—	—	119	189	150	198	—	—	306	139	—	175	1,276
Amortization of loan cost	—	—	—	12	23	13	—	—	—	28	11	—	9	96
Depreciation and amortization	636	447	552	286	233	203	406	722	985	491	225	324	543	6,053
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	22	3	3	37	1	4	(1)	—	2	25	47	2	—	145
Hotel EBITDA	$(757)	$(588)	$(543)	$(472)	$(353)	$(254)	$(374)	$(370)	$(802)	$(397)	$(480)	$(290)	$(413)	$(6,093)

Hotel EBITDA - operating hotels	$—	$—	$—	$—	$—	$—	$—	$(370)	$—	$(397)	$—	$—	$—	$(767)
Hotel EBITDA - suspended hotel operations	(757)	(588)	(543)	(472)	(353)	(254)	(374)	—	(802)	—	(480)	(290)	(413)	(5,326)
Hotel EBITDA - all hotels	$(757)	$(588)	$(543)	$(472)	$(353)	$(254)	$(374)	$(370)	$(802)	$(397)	$(480)	$(290)	$(413)	$(6,093)

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Month Ended May 31, 2020
	Capital Hilton Washington D.C.	La Jolla Hilton Torrey Pines	Chicago Sofitel Magnificent Mile	Bardessono Hotel & Spa	Key West Pier House Resort	Hotel Yountville	Park Hyatt Beaver Creek	The Notary Hotel	San Francisco Courtyard Downtown	Sarasota Ritz-Carlton	Lake Tahoe Ritz-Carlton	Seattle Marriott Waterfront	St. Thomas Ritz-Carlton	Hotel Total
Net income (loss)	$(1,206)	$(1,162)	$(1,309)	$(814)	$(737)	$(562)	$(1,481)	$(1,029)	$(1,513)	$(42)	$(978)	$(638)	$(1,175)	$(12,646)
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest income	(1)	—	—	—	—	—	—	—	(1)	(2)	—	(1)	—	(5)
Interest expense	—	—	—	101	153	128	187	—	—	260	115	—	181	1,125
Amortization of loan cost	—	—	—	12	23	13	—	—	—	28	11	—	9	96
Depreciation and amortization	636	446	552	285	233	203	406	722	985	491	225	324	543	6,051
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	18	5	9	38	3	5	—	17	1	178	39	2	—	315
Hotel EBITDA	$(553)	$(711)	$(748)	$(378)	$(325)	$(213)	$(888)	$(290)	$(528)	$913	$(588)	$(313)	$(442)	$(5,064)

Hotel EBITDA - operating hotels	$—	$(711)	$—	$—	$—	$—	$—	$(290)	$—	$913	$—	$—	$—	$(88)
Hotel EBITDA - suspended hotel operations	(553)	—	(748)	(378)	(325)	(213)	(888)	—	(528)	—	(588)	(313)	(442)	(4,976)
Hotel EBITDA - all hotels	$(553)	$(711)	$(748)	$(378)	$(325)	$(213)	$(888)	$(290)	$(528)	$913	$(588)	$(313)	$(442)	$(5,064)

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Month Ended June 30, 2020
	Capital Hilton Washington D.C.	La Jolla Hilton Torrey Pines	Chicago Sofitel Magnificent Mile	Bardessono Hotel & Spa	Key West Pier House Resort	Hotel Yountville	Park Hyatt Beaver Creek	The Notary Hotel	San Francisco Courtyard Downtown	Sarasota Ritz-Carlton	Lake Tahoe Ritz-Carlton	Seattle Marriott Waterfront	St. Thomas Ritz-Carlton	Hotel Total
Net income (loss)	$(1,288)	$(47)	$(1,009)	$(454)	$(274)	$(482)	$(1,793)	$(1,209)	$(1,616)	$(386)	$(1,075)	$(868)	$(1,269)	$(11,770)
Non-property adjustments	—	—	—	100	200	128	—	—	—	250	135	—	—	813
Interest income	—	—	—	—	—	—	—	—	(1)	(2)	—	(1)	—	(4)
Interest expense	—	—	—	93	140	119	1,093	—	—	443	106	—	175	2,169
Amortization of loan cost	—	—	—	12	23	13	—	—	—	28	11	—	9	96
Depreciation and amortization	638	459	563	305	277	204	414	725	995	501	245	327	795	6,448
Income tax expense (benefit)	—	(806)	—	—	—	—	—	2	—	—	—	—	—	(804)
Non-hotel EBITDA ownership expense	(683)	(2)	(24)	9	(19)	(12)	(138)	38	72	(140)	8	(89)	(614)	(1,594)
Hotel EBITDA	$(1,333)	$(396)	$(470)	$65	$347	$(30)	$(424)	$(444)	$(550)	$694	$(570)	$(631)	$(904)	$(4,646)

Hotel EBITDA - operating hotels	$—	$(396)	$(470)	$65	$347	$(30)	$(424)	$(444)	$—	$694	$(570)	$(631)	$(904)	$(2,763)
Hotel EBITDA - suspended hotel operations	(1,333)	—	—	—	—	—	—	—	(550)	—	—	—	—	(1,883)
Hotel EBITDA - all hotels	$(1,333)	$(396)	$(470)	$65	$347	$(30)	$(424)	$(444)	$(550)	$694	$(570)	$(631)	$(904)	$(4,646)

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Month Ended July 31, 2020
	Capital Hilton Washington D.C.	La Jolla Hilton Torrey Pines	Chicago Sofitel Magnificent Mile	Bardessono Hotel & Spa	Key West Pier House Resort	Hotel Yountville	Park Hyatt Beaver Creek	The Notary Hotel	San Francisco Courtyard Downtown	Sarasota Ritz-Carlton	Lake Tahoe Ritz-Carlton	Seattle Marriott Waterfront	St. Thomas Ritz-Carlton	Hotel Total
Net income (loss)	$(1,265)	$161	$(949)	$106	$121	$(196)	$(572)	$(862)	$(1,537)	$(142)	$201	$(514)	$226	$(5,222)
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest income	—	—	—	—	—	—	—	—	(1)	(2)	—	(1)	—	(4)
Interest expense	—	—	—	96	145	123	173	—	—	250	109	—	181	1,077
Amortization of loan cost	—	—	—	12	24	13	2	—	—	28	11	—	9	99
Depreciation and amortization	629	394	553	228	243	203	408	723	987	500	229	325	574	5,996
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—	—	—	—	7	7
Non-hotel EBITDA ownership expense	(68)	(38)	(14)	53	—	5	1	(84)	(28)	(55)	(141)	(114)	(101)	(584)
Hotel EBITDA	$(704)	$517	$(410)	$495	$533	$148	$12	$(223)	$(579)	$579	$409	$(304)	$896	$1,369

Hotel EBITDA - operating hotels	$—	$517	$(410)	$495	$533	$148	$12	$(223)	$—	$579	$409	$(304)	$896	$2,652
Hotel EBITDA - suspended hotel operations	(704)	—	—	—	—	—	—	—	(579)	—	—	—	—	(1,283)
Hotel EBITDA - all hotels	$(704)	$517	$(410)	$495	$533	$148	$12	$(223)	$(579)	$579	$409	$(304)	$896	$1,369

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Month Ended August 31, 2020
	Capital Hilton Washington D.C.	La Jolla Hilton Torrey Pines	Chicago Sofitel Magnificent Mile	Bardessono Hotel & Spa	Key West Pier House Resort	Hotel Yountville	Park Hyatt Beaver Creek	The Notary Hotel	San Francisco Courtyard Downtown	Sarasota Ritz-Carlton	Lake Tahoe Ritz-Carlton	Seattle Marriott Waterfront	St. Thomas Ritz-Carlton	Hotel Total
Net income (loss)	$(943)	$(560)	$(954)	$(66)	$(81)	$(218)	$(890)	$(1,210)	$(1,630)	$(248)	$263	$(521)	$(819)	$(7,877)
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest income	—	—	—	—	—	—	—	—	—	(2)	—	(1)	—	(3)
Interest expense	—	—	—	96	145	123	170	—	—	250	109	—	181	1,074
Amortization of loan cost	—	—	—	12	24	13	2	—	—	28	11	—	9	99
Depreciation and amortization	629	393	553	229	245	203	408	723	987	502	229	325	574	6,000
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	11	(44)	(2)	35	(14)	(1)	(2)	230	(17)	106	6	143	86	537
Comparable hotel EBITDA	$(303)	$(211)	$(403)	$306	$319	$120	$(312)	$(257)	$(660)	$636	$618	$(54)	$31	$(170)

Hotel EBITDA - operating hotels	$(303)	$(211)	$(403)	$306	$319	$120	$(312)	$(257)	$—	$636	$618	$(54)	$31	$490
Hotel EBITDA - suspended hotel operations	—	—	—	—	—	—	—	—	(660)	—	—	—	—	(660)
Total	$(303)	$(211)	$(403)	$306	$319	$120	$(312)	$(257)	$(660)	$636	$618	$(54)	$31	$(170)